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                         METROPOLITAN SERIES FUND, INC.
                                  (the "Fund")

                          Supplement Dated June 4, 2003
   to the Fund's Statement of Additional Information ("SAI") Dated May 1, 2003

         The following supplements certain information contained in the section of the SAI entitled "Directors and Officers" beginning on page 60 of the SAI:

I.       Non-Interested Directors

         The following is added to the table under the heading "Non-Interested Directors":

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Name and             Age     Current      Position    Principal occupations over past five years,
address                      position     held since  including other directorships
                             with Fund
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
Nancy Hawthorne      52      Director     2003        Director, Avid Technologies (computer software
60 Hyslop Road                                        company)*; Board of Advisors, L. Knife & Sons, Inc.
Brookline, MA 02146                                   (a beverage distributor); Chief Executive Officer,
                                                      Clerestory LLC (corporate financial advisor); Trustee,
                                                      New England Zenith Fund**; formerly, Chief
                                                      Executive Officer and Managing Partner, Hawthorne,
                                                      Krauss and Associates (corporate financial advisor);
                                                      formerly, Chief Financial Officer and Executive Vice
                                                      President, Continental Cablevision, subsequently
                                                      renamed MediaOne (a cable television company);
                                                      formerly, Director, Life F/X, Inc.; formerly,
                                                      Chairman of the Board, WorldClinic (a distance medicine
                                                      company); formerly, Director, Perini Corporation
                                                      (construction)*; formerly, Director, CGU (property
                                                      and casualty insurance company); formerly, Director,
                                                      Beacon Power Corporation (energy)*.

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John T. Ludes        66      Director     2003        Trustee, New England Zenith Fund**; formerly, Vice
57 Water Street                                       Chairman, President and Chief Operating Officer,
Marion, MA 02738                                      Fortune Brands/American Brands (global
                                                      conglomerate); formerly, President and CEO,
                                                      Acushnet Company (athletic equipment).

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

   * Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

   ** The New England Zenith Fund will deregister as an investment company with the Securities and Exchange Commission following its merger into the Fund on May 1, 2003.

II.    Committees of the Board

       The information under the heading "Committees of the Board" is deleted and replaced with the following:

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            The Directors have delegated certain authority to an Audit
      Committee, which is comprised of Messrs. Steve Garban, Dean Morton, and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Garban currently serves as chairman of the Audit Committee.

            On May 8, 2003, the Board dissolved the Contract Review Subcommittee of the Audit Committee of the Board and established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. Jesse Arnelle and John Ludes and Ms. Linda Strumpf. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Toby Rosenblatt and Steve Garban. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

            During 2002, the Audit Committee met two times and the Contract Review Subcommittee of the Audit Committee met two times.

III.  Directors Fees

      The second paragraph under the heading "Directors Fees" is deleted and replaced with the following:

            The Directors who are not currently active employees of Metropolitan Life Insurance Company receive a fee of $54,000 per year, plus $5,000 for each Directors' meeting they attend, $2,500 for each Audit Committee meeting they attend, $2,500 for each Contract Review Committee meeting they attend, and reimbursement for out-of pocket expenses related to such attendance. The chairman of the Audit Committee receives a fee of $5,000 for each full calendar year during which he/she serves as chairman.

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